                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.  20549


                        ______________________________



                                   Form 8-K


                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                              December  23, 1999
                          ---------------------------
                                Date of Report
                       (Date of earliest event reported)


                                AVT CORPORATION
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Washington                0-25186                   91-1190085
     -----------------      ---------------------       -------------------
      (State or other       (Commission File No.)          (IRS Employer
       jurisdiction                                     Identification No.)
     of incorporation)

                             11410 N.E. 122nd Way
                          Kirkland, Washington  98034
         ------------------------------------------------------------
         (Address of principal executive offices, including zip code)

                                (425) 820-6000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

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Item 5.   Other Events

     On December 17, 1999, AVT Corporation (the "Company") announced a two-for-one split of its common stock. The record date for the stock split is December 27, 1999, with a payable date of January 10, 1999.

     In accordance with Washington law, in connection with the stock split the Company will also split its authorized capital stock. Accordingly, as of the payable date the Company's authorized capital stock will consist of 120,000,000 shares of common stock, par value $.01 per share, and 4,000,000 shares of preferred stock, par value $.01 per share.



                                   SIGNATURE

     Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    AVT CORPORATION


Dated:  December 23, 1999
                                    By              /s/ Roger Fukai
                                       -----------------------------------------
                                          Roger Fukai, Chief Financial Officer